UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2017

HUBSPOT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36680	20-2632791
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 First Street, 2nd Floor Cambridge, Massachusetts	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 482-7768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2017, HubSpot, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2017. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as a Class III director to serve a three-year term ending at the 2020 annual meeting or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Julie Herendeen	22,409,613	7,738,035	5,135,559
Michael Simon	22,431,093	7,716,555	5,135,559
Jay Simons	29,965,659	181,989	5,135,559

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2017. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
35,272,301	9,732	1,174

Proposal 3 – To approve on an advisory non-binding basis, the compensation of the Company’s named executive officers

The stockholders approved the non-binding, advisory proposal to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,117,845	1,018,274	11,529	5,135,559

Proposal 4 – To consider a non-binding proposal to give advisory approval with respect to the frequency that stockholders will vote on the Company’s executive compensation

The stockholders voted, on an advisory basis, that future advisory votes on executive compensation should be submitted to stockholders every year. The results of such vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
27,969,470	593,467	1,582,693	2,018	5,135,559

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of One Year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board of Directors considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017	HubSpot, Inc.

	By:	/s/ John Kelleher
Name: John Kelleher
Title: General Counsel